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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 22, 2009

                         FEDFIRST FINANCIAL CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      United States                       0-51153                25-1828028
      -------------                       -------                ----------
(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)

              Donner at Sixth Street, Monessen, Pennsylvania 15062
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (724) 684-6800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
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            APPOINTMENT OF PRINCIPAL OFFICERS.
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      On September 22, 2009, R. Carlyn Belczyk was appointed to the Board of
Directors of FedFirst Financial Corporation to serve until the next election of directors by the shareholders. Ms. Belczyk will serve on the Nominating/Corporate Governance and Compensation Committees of the Board. The Board of Directors did not select Ms. Belczyk pursuant to any arrangements or understandings between Ms. Belczyk and the Company or any other person. There are no material agreements or related party transactions between Ms. Belczyk and the Company.

      Ms. Belczyk is a certified public accountant and a Shareholder of Guthrie, Belczyk & Associates, P.C. in Washington, Pennsylvania. Ms. Belczyk has been employed by Guthrie, Belczyk & Associates, P.C. since 1993.

ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
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            Year.
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      On September 22, 2009, the Board of Directors of FedFirst Financial
Corporation amended Article III, Section 2 of the corporation's bylaws to increase the number of directors from six to seven. The text of the revised bylaw is filed as Exhibit 3.1 and incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
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      (d)   Exhibits

            Number            Description
            ------            -----------

            3.1 Article III, Section 2 of the bylaws of Fedfirst Financial Corporation, as amended

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FEDFIRST FINANCIAL CORPORATION




Date:  September 28, 2009             By:  /s/ Patrick G. O'Brien
                                           -------------------------------------
                                           Patrick G. O'Brien
                                           President and Chief Executive Officer